Exhibit 99.1

BERKSHIRE HILLS BANCORP ISSUES $100 MILLION SUSTAINABILITY BOND

First U.S. Community Bank Holding Company to Issue a Bond Dedicated to Supporting Social & Environmental Projects

BOSTON, June 30, 2022 -- Berkshire Hills Bancorp, Inc. (NYSE: BHLB) (“Berkshire” or the “Company”) announced today the completion of the public offering and sale of its inaugural Sustainability Bond, offering $100.0 million of its 5.50% fixed-to-floating rate subordinated notes due 2032 (the “Notes”). The Notes were sold at par, resulting in $98.3 million in net proceeds, after underwriting discount and estimated offering expenses. The Company intends to use an amount equal to the net proceeds to finance or refinance new or existing social and environmental projects consistent with its Sustainable Financing Framework.

Berkshire is the first public U.S. community bank holding company with under $150 billion in total assets to issue a Sustainability Bond.

“Berkshire has been at the forefront of meeting the financing needs of its communities for more than 175 years. This moment is no different as our Sustainability Bond offering reflects our commitment to supporting the communities we serve and providing the capital needed for targeted projects to help businesses prosper, individuals realize the dream of homeownership and support the transition to a low-carbon economy,” stated Nitin Mhatre, Berkshire’s CEO. “This is a significant step towards Berkshire achieving its goal of being a high-performing, leading socially responsible community bank while enabling the financial potential of its communities,” he added.

“We are thrilled by the investor response to our sustainability bond issuance. It demonstrates investor confidence in Berkshire's vision, performance, credit discipline, environmental, social, and governance (ESG), and capital strategy. Furthermore, this issuance will help reduce our cost of capital while delivering a meaningful benefit to our communities,” added Berkshire’s Chief Financial Officer Subhadeep Basu.

Moody’s Investors Service (“Moody’s”), in a report dated June 21, 2022, assigned Berkshire and Berkshire Bank (the “Bank”) first time ratings. Moody’s assigned the Bank a long-term deposit rating of “A3”. In addition, Moody’s assigned the Company an investment grade long-term issuer rating of “Baa3”. The rating outlooks are “Positive” for both the Company and the Bank.*

Berkshire’s Sustainable Financing Framework will guide the selection and management of projects. Sustainalytics, a Morningstar Company, and the global leader in high-quality ESG research, ratings, and data, has independently verified that Berkshire’s Sustainable Financing Framework “is credible and impactful and aligns with the International Capital Market Association’s (ICMA) Sustainability Bond Guidelines 2021, Green Bond Principles 2021 and Social Bond Principles 2021”**. Projects financed will focus on eligible categories outlined in Berkshire’s Sustainable Financing Framework including renewable electricity generation; green buildings; renewable energy technology, storage and manufacturing; energy efficiency in commercial, residential and public buildings; affordable housing; workforce housing; and financial inclusion and access activities. Additionally, Berkshire intends to publish a report annually until full allocation describing the amount of net proceeds allocated to each eligible project category, descriptions of specific projects financed, unallocated balances and, where feasible, qualitative and quantitative measures of the expected environmental or social impact.

“Our Sustainable Financing Framework addresses areas critical to the long-term success of our communities and is consistent with our broader ESG commitment. We view our sustainable financing activities as a catalyst to deliver on our BEST Community Comeback and to be an engine for positive change in our communities. As a result of our Sustainability Bond we’ll support the clean-energy transition, help small businesses and nonprofit organizations within low-moderate income neighborhoods and improve equitable homeownership,” noted Gary Levante, Berkshire’s SVP of Corporate Responsibility.

Keefe, Bruyette & Woods, A Stifel Company, and PNC FIG Advisory, part of PNC Capital Markets LLC, acted as joint book-running managers for the offering. PNC Capital Markets LLC acted as the ESG Structuring Agent. Luse Gorman, PC acted as legal counsel to the Company and Hunton Andrews Kurth LLP acted as legal counsel to the underwriters.

About Berkshire Hills Bancorp

Berkshire Hills Bancorp is the parent of Berkshire Bank. The Bank’s goal is to be a high-performing, leading socially responsible community bank in New England, Upstate New York, and beyond. Berkshire Bank provides business and consumer banking, mortgage, wealth management, and investment services.

Headquartered in Boston, Berkshire has approximately $12.1 billion in assets and operates 105 branch offices in New England and New York, and is a member of the Bloomberg Gender-Equality Index. To learn more, call 800-773-5601 or follow us on Facebook, Twitter, Instagram, and LinkedIn.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “will,” “should,” “could,” “would,” “outlook,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target” and variations of such similar expressions are intended to identify such forward-looking statements. Examples of forward-looking statements include, but are not limited to, possible or assumed estimates with respect to the financial condition of the Company, our expected or anticipated revenue, and our results of operations and our business, including earnings growth; revenue growth in retail banking, lending and other areas; loan origination volumes; current and future capital management programs; non-interest income levels; tangible capital generation; market share; expense levels; stock repurchases; and other business operations and strategies, as well as statements regarding the impact of the ongoing COVID-19 pandemic, and any current or future variants thereof; inflation and interest rates; economic activity; geopolitical conflicts; and market conditions.

All forward-looking statements are subject to risks, uncertainties and other factors, many of which are beyond our control, that may cause the actual results, performance or achievements of the Company to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others: there may be increases in competitive pressure among financial institutions or from non-financial institutions; the net interest margin is subject to material short-term fluctuation based upon market rates; changes in deposit flows, loan demand or real estate values may affect the business of Berkshire Bank; changes in accounting principles, policies or guidelines may cause the Company’s financial condition to be perceived differently; changes in corporate and/or individual income tax laws may adversely affect the Company’s business or financial condition or results of operations; general economic conditions, either nationally or locally in some or all areas in which the Company conducts business, or conditions in the securities markets or the banking industry, may be different than the Company currently anticipates; legislative, regulatory or policy changes may adversely affect the Company’s business or results of operations; technological changes may be more difficult or expensive than the Company anticipates; success or consummation of new business initiatives or the integration of any acquired entities may be more difficult or expensive than the Company anticipates; and litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, may delay the occurrence or non-occurrence of events longer than the Company anticipates.

Further, the ongoing COVID-19 pandemic (including any current or future variants of the COVID-19 virus) and the related local and national economic disruption may continue to result in a decline in demand for our products and services; increased levels of loan delinquencies, problem assets and foreclosures; an increase in our allowance for loan losses; a decline in the value of loan collateral, including real estate; a greater decline in the yield on our interest-earning assets than the decline in the cost of our interest-bearing liabilities; and increased cybersecurity risks, as employees continue to work remotely. Additionally, financial markets or Company operations may be adversely affected by the current or anticipated impact of military conflict, including the conflict between Russia and Ukraine, terrorism or other geopolitical events.

These and other factors that may affect forward-looking statements are more fully described under “Forward-Looking Statements” in Item 1 and “Risk Factors” in Item 1A of our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 1, 2022, and other factors discussed in subsequent filings with the SEC.

All forward-looking statements attributable to the Company are expressly qualified in their entirety by these cautionary statements. Forward-looking statements speak only as of the date on which such statements are made. There is no assurance that future results, levels of activity, performance or goals will be achieved. Except as required by law, we disclaim any obligation to update these forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, you should not place undue reliance on forward-looking statements contained in this press release.

Note Regarding Rating

* A rating is not investment or financial advice and is not a recommendation to buy, sell or hold securities. Ratings may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating agency has its own methodology for assigning ratings and, accordingly, each rating should be evaluated independently of any other rating.

Note Regarding Second Party Opinion

** Sustainalytics’ second party opinion is provided for informational purposes only and does not constitute an endorsement of any securities, product or project, does not constitute investment or financial advice, and does not represent any type of credit or securities rating or an assessment of the issuer’s economic performance, financial obligations nor of its creditworthiness.

Contacts

Investor Relations Contacts:
Kevin Conn, SVP, Investor Relations & Corporate Development
Email: KAConn@berkshirebank.com
Tel: (617) 641-9206

David Gonci, Capital Markets Director
Email: dgonci@berkshirebank.com
Tel: (413) 281-1973

Media Contact:
Gary Levante, SVP, Corporate Responsibility & Communications
Email: glevante@berkshirebank.com
Tel: (413) 447-1737